UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01              Other Events

On March 12, 2019, Alexandria Real Estate Equities, Inc. (the “Company”) and Alexandria Real Estate Equities, L.P., as guarantor (the “Guarantor”), entered into an underwriting agreement with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives (the “Representatives”) of the several Underwriters named therein (the “Underwriters”), in connection with the sale of $200,000,000 aggregate principal amount of the Company’s 4.000% Senior Notes due 2024, of which $450 million aggregate principal amount was originally issued on June 21, 2018, $350,000,000 aggregate principal amount of the Company’s 3.800% Senior Notes due 2026 and $300,000,000 aggregate principal amount of the Company’s 4.850% Senior Notes due 2049 (together, the “Notes”).  The Notes will be fully and unconditionally guaranteed by the Guarantor and, subject to customary closing conditions, the Underwriters expect to deliver the Notes to the purchasers on or about March 21, 2019.  The Notes were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission.  A copy of the underwriting agreement is attached hereto as Exhibit 1.1.

On March 12, 2019, the Company issued a press release announcing the offer of the Notes.  A copy of the press release is attached hereto as Exhibit 99.1.

On March 12, 2019, the Company issued a press release announcing the pricing of the Notes.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01              Financial Statements and Exhibits

(d)          Exhibits

1.1

Underwriting Agreement, dated March 12, 2019, among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives of the several Underwriters named therein.

99.1	Press Release, dated March 12, 2019.

99.2	Press Release, dated March 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: March 14, 2019	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Co-President and Chief Financial Officer